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                                                                 EXHIBIT 10.15.2


                         EQUIPMENT TERM NOTE NO. 1 OF 2

Not to Exceed $1,000,000                                     Rockville, Maryland
                                                             As of April 5, 1999

         FOR VALUE RECEIVED, the undersigned, VISUAL NETWORKS TECHNOLOGIES, INC., a California corporation, VISUAL NETWORKS OPERATIONS, INC., a Delaware corporation, VISUAL NETWORKS INVESTMENTS, INC., a California corporation, VISUAL NETWORKS, INC., a Delaware corporation, VISUAL NETWORKS PROTECTION, INC., a Vermont corporation and VISUAL NETWORKS OF TEXAS, L.P., a Texas limited partnership (each a "Borrower" and collectively, the "Borrowers") jointly and severally promise to pay to the order of SILICON VALLEY BANK, a California-chartered bank doing business in Virginia as "Silicon Valley East, Inc." ("Bank"), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Equipment Advances") made by Bank to any of the Borrowers in accordance with the terms and conditions of the Loan and Security Agreement among Borrowers and Bank of even date herewith (as amended from time to time, the "Loan Agreement"), up to a maximum principal amount of One Million Dollars ($1,000,000) ("Principal Sum"), or so much thereof as may be advanced. Equipment Advances may be made under this Note through the Equipment Loan Availability End Date One.

         Borrowers shall pay interest on the outstanding Principal Sum, as follows:

         Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest as set forth in the Loan Agreement. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

         The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

         (a) Interest only on the unpaid Principal Sum shall be due and payable monthly in arrears, commencing June 5, 1999, and continuing on the fifth
(5th) day of each calendar month thereafter to maturity; and

         (b) In addition to the monthly payments of interest as set forth above, the unpaid Principal Sum shall be due and payable in equal consecutive monthly installments in an amount equal to one-thirty-sixth (1/36) of the unpaid Principal Sum as of the Equipment Loan Availability End Date One, commencing on November 5, 1999 and continuing on the fifth day of each calendar month thereafter to maturity; and


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         (c)      Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on October 5, 2002.

         This Note may be prepaid in accordance with the Loan Agreement.

         This Note is the "Equipment Term Note No. 1" described in the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the loans and advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

         After an Event of Default, each Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of the Borrowers and the Borrowers irrevocably agree that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing joint and several obligations of the Borrowers as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

         Bank is hereby authorized by Borrowers to endorse on Bank's books and records each Equipment Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Equipment Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

         The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

         (a) The failure of Borrowers to pay to Bank within three (3) days of when due any and all amounts payable by Borrowers to Bank under the terms of this Note; or

         (b) The occurrence of an Event of Default (as defined therein) under the terms and conditions of any of the other Loan Documents.

         Upon the occurrence of an Event of Default, at the option of Bank, all amounts payable by Borrowers to Bank under the terms of this Note shall immediately become due and payable by


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Borrowers to Bank without notice to Borrower or any other Person, and Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Each Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the joint and several liability of Borrowers, guarantors and endorsers.

         Upon the occurrence of an Event of Default, each Borrower hereby authorizes any attorney designated by Bank or any clerk of any court of record to appear for each Borrower in any court of record and confess judgment without prior hearing against each Borrower in favor of Bank for and in the amount of the unpaid Principal Sum, all interest accrued and unpaid thereon, all other amounts payable by Borrower to Bank under the terms of this Note or any of the other Loan Documents, costs of suit, and reasonable attorneys' fees. Each Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force and which may hereafter be enacted. The authority and power to appear for and enter judgment against Borrowers shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as Bank shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

         Borrowers jointly and severally promise to pay all costs and expense of collection of this Note and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

         This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrowers with respect to all obligations hereunder.

         Each Borrower acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland, excluding conflicts of laws principles, even though for the convenience and at the request of Borrowers, this Note may be executed elsewhere.

         EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF


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MARYLAND IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES
OUT OF OR BY REASON OF THIS NOTE; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF MARYLAND, EACH BORROWER ACCEPTS
JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA.
BORROWERS AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR
STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS NOTE. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

                         [REMAINDER OF PAGE LEFT BLANK]


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         IN WITNESS WHEREOF, Borrowers have caused this Note to be executed under seal by their duly authorized officers or partners, as the case may be, as of the date first written above.

WITNESS/ATTEST:                             VISUAL NETWORKS, INC.


/s/ RICHARD H. DEILY                        By: /s/ PETER J. MINIHANE     (SEAL)
-------------------------                      ---------------------------
                                               Name: Peter J. Minihane
                                               Title: Chief Financial Officer


WITNESS/ATTEST:                             VISUAL NETWORKS OPERATIONS, INC.


/s/ RICHARD H. DEILY                        By: /s/ PETER J. MINIHANE     (SEAL)
-------------------------                      ---------------------------
                                               Name: Peter J. Minihane
                                               Title: Treasurer


WITNESS/ATTEST:                             VISUAL NETWORKS TECHNOLOGIES, INC.


/s/ RICHARD H. DEILY                        By: /s/ PETER J. MINIHANE    (SEAL)
-------------------------                      ---------------------------
                                               Name: Peter J. Minihane
                                               Title: Treasurer


WITNESS/ATTEST:                             VISUAL NETWORKS INVESTMENTS, INC.


/s/ RICHARD H. DEILY                        By: /s/ PETER J. MINIHANE     (SEAL)
-------------------------                      ---------------------------
                                               Name: Peter J. Minihane
                                               Title: Treasurer


WITNESS/ATTEST:                             VISUAL NETWORKS PROTECTION, INC.


/s/ RICHARD H. DEILY                        By: /s/ PETER J. MINIHANE     (SEAL)
-------------------------                      ---------------------------
                                               Name: Peter J. Minihane
                                               Title: Treasurer


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WITNESS/ATTEST:                  VISUAL NETWORKS OF TEXAS, L.P.
                                 By: Visual Networks Texas Operations, Inc., its
                                      general  partner


/s/ RICHARD H. DEILY              By: /s/ PETER J. MINIHANE              (SEAL)
-----------------------               ------------------------------------
                                      Name: Peter J. Minihane
                                      Title: Treasurer


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